Exhibit 32.2



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-QSB/A for the quarter ending April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Jean Perotti, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




Dated:  Date: June 15, 2006           /s/ Jean Perotti
                                      --------------------------------
                                      Name:  Jean Perotti
                                      Title: Chief Financial Officer
                                      And Principle Accounting Officer